UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2017

RemSleep Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-53450	47-5386867
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

699 Walnut Street, Des Moines, Iowa	50309-3962
(Address of principal executive offices)	(Zip Code)

(515) 724-5994

Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

RemSleep Holdings, Inc. is referred to herein as “we”, “us” or “our”.

ITEM 4.01 Change in Registrant's Certifying Accountant.

On July 19, 2017, our independent registered public accounting firm, KLJ & Associates, LLP (“KLJ”), resigned as our independent registered public accounting firm. Our audit reports on our consolidated financial statements for each of the two most recent fiscal years ended December 31, 2015 and December 31, 2016 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During our two most recent fiscal years ended December 31, 2015 and December 31, 2016 and during the subsequent interim period from January 1, 2017 through July 19, 2017, (i) there were no disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between us and KLJ on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to our satisfaction, would have caused us to make reference to the subject matter of the disagreement in connection with its reports, except that management concluded that its internal control over financial reporting was not effective as of December 31, 2016 and that it had weaknesses in personnel and keeping record keeping up to date; and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

We provided KLJ with a copy of the disclosures in this report prior to filing with the Securities and Exchange Commission (the “SEC”). A copy of KLJ’s letter dated July 21, 2017 to the SEC, stating whether it agrees with the statements made in this report, is filed as Exhibit 16.1 to this report.

(b) Engagement of New Independent Registered Public Accounting Firm.

On July 21, 2017, our Board of Directors approved the engagement of Michael Gillepsie & Associates, PLLC (“Gillespie”), as our independent registered public accounting firm for the year ending December 31, 2017, effective immediately.

During the two most recent fiscal years ended December 31, 2015 and December 31, 2016 and during the subsequent interim period from January 1, 2017 through July 21, 2017, neither we or anyone on our behalf consulted with Gillespie regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the our financial statements, and neither a written report nor oral advice was provided to us that Gillespie concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” or a “reportable event”, each as defined in Regulation S-K Item 304(a)(1)(v), respectively.

ITEM 9.01 Financial Statements and Exhibits.

Exhibit 16.1: Letter from KLJ & Associates. LLP dated July 21, 2017 to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated July 24, 2017

RemSleep Holdings, Inc.

By: /s/ Tom Wood

Tom Wood,

President and

Chief Executive Officer